Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Physicians Remote Solutions Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Quarterly Amended Report on Form 10-Q/A for the quarter ended February 29, 2008 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2008                                                      /s/ Alex Kestenbaum

                                                                                       Alex Kestenbaum

                                                                                       Principal Financial Officer